Exhibit 10.2

May 5, 2022

Interpace Biosciences, Inc.

Morris Corporate Center 1, Building C

300 Interpace Parkway

Parsippany, NJ 07054

Attn: Thomas Freeburg

RE: Loan and Security Agreement (as it may be amended, restated, modified, or supplemented from time to time, “Loan Agreement”), dated as of October 13, 2021, among Comerica Bank (“Bank”) and Interpace Biosciences, Inc., a Delaware corporation (“Parent”), Interpace Diagnostics Corporation, a Delaware corporation (“Diagnostics Corporation”), Interpace Diagnostics, LLC, a Delaware limited liability company (“Diagnostics”) and Interpace Pharma Solutions, Inc., a Delaware corporation (“Pharma Solutions”, and together with Parent, Diagnostics Corporation, and Diagnostics, the “Borrowers” and each individually a “Borrower”)

Mr. Freeburg:

Borrowers have advised Bank that Parent desires to incur debt in the amount of $2,000,000 (the “Convertible Debt”) from BroadOak Fund V, L.P. (“Investor”) which will be evidenced by a subordinated convertible promissory note (the “Subordinated Note”). Borrowers have requested that Bank consent to the incurrence of the Convertible Debt.

Bank hereby (a) consents to the incurrence of the Convertible Debt by Parent, including Parent’s issuance of the Subordinated Note to the Investor, (b) agrees that the Convertible Debt shall be indebtedness permitted under Section 7.4 of the Loan Agreement and shall constitute “Subordinated Debt” for all purposes under the Loan Agreement, and (c) agrees that to the extent permitted under, and in accordance with, the terms of the Subordination Agreement (defined below) and Subordinated Note, the Subordinated Note may be converted into equity interests of the Parent or an additional term loan advance under the Parent’s existing subordinated secured term loan facility with the Investor (in which case, such additional term loan advance shall be permitted under Section 7.4 of the Loan Agreement and the related lien securing such indebtedness shall be permitted under Section 7.5 of the Loan Agreement), and such conversion shall be permitted under Section 7.9 of the Loan Agreement; provided, that (1) Investor executes and delivers to Bank an amendment to that certain Subordination and Intercreditor Agreement dated as of November 1, 2021 between Bank and Investor (as amended from time to time, the “Subordination Agreement”) in form and substance acceptable to Bank, (2) Borrowers deliver to Bank executed copies of the Subordinated Note and all related documents concurrent with the closing of the Convertible Debt, and (3) no default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document immediately prior to, or immediately after giving effect to, the closing of the Convertible Debt.

Except as specifically set forth herein, this consent shall not be deemed to amend or alter in any respect the terms and conditions of the Loan Agreement (including without limitation all conditions and requirements for Credit Extensions), or any of the other Loan Documents, or to constitute a waiver or release by Bank of any right, remedy, Collateral, default or Event of Default under the Loan Agreement, or any of the other Loan Documents. This consent shall not act as a consent to any other transaction, act or omission, whether related or unrelated thereto and shall not extend to or affect any obligation, covenant or agreement not expressly consented hereto. Furthermore, this consent shall not affect in any manner whatsoever any rights or remedies of Bank with respect to any other non-compliance by Borrower with the Loan Agreement, or the other Loan Documents, whether in the nature of a default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

The parties agree that this letter agreement may be executed by electronic signatures. The parties further agree that the electronic signature of a party to this letter agreement be as valid as an original manually executed signature of such party and shall be effective to bind such party to this letter agreement, and that any electronically signed document (including this letter agreement) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform. If Bank determines in its sole reasonable discretion that the letter agreement has not been timely executed by the Borrowers, the letter agreement contained in the associated Docusign envelope, will be nullified and voided and this letter agreement will need to be updated and resent upon terms and conditions satisfactory to all parties. Each Borrower hereby agrees that Bank shall not have any liability of any nature or kind to any a loan party, including, but not limited to Borrowers, in connection therewith. Notwithstanding the foregoing, Bank may require original manually executed signatures.

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Except as specifically defined to the contrary herein, capitalized terms used herein shall have the meanings given them in the Loan Agreement.

Very truly yours,

Comerica Bank

By:	/s/ Shane Merkord
Name:	Shane Merkord
Title:	Senior Vice President

Acknowledged and Agreed:

INTERPACE BIOSCIENCES, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS CORPORATION

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

INTERPACE PHARMA SOLUTIONS, INC.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	Chief Executive Officer

[Signature Page to Consent Letter (4892-3183-5166)]